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                                                                   Exhibit 10.37

                                    AMENDMENT
                                    ---------

     AMENDMENT (the "Amendment") dated as of April 26, 2002, among U.S.I. HOLDINGS CORPORATION (the "Company"), a Delaware corporation, and CBD Holdings Ltd., a Delaware corporation (the "Stockholder"), as successor in interest to CBC Holding (Delaware) Inc. ("CBC") and Chase Insurance Agency, Inc. ("CIA"), each a Delaware corporation, under that certain agreement entered into as of November 30, 1997 (the "Agreement") among CBC, CIA, the Company and USI Insurance Services Corp., a Delaware corporation ("USIS").

     A. The Stockholder holds Series N Convertible Preferred Stock of the Company (the "Preferred Stock") and as a successor to CBC has assumed all of CBC's rights under that certain Stock Subscription Agreement dated as of December 9, 1997 by and between USIS and CBC (the "Stock Subscription Agreement").

     B. Pursuant to Section 13.3 of the Agreement and Section 17 of the Stock Subscription Agreement, the Stockholder, the Company and USIS each wishes to amend the Agreement and the Stock Subscription Agreement as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties to this Amendment hereby agree as follows:

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                                      -2-

     Section 1. Amendment to the Agreement. Subject to Section 3 below, the
                --------------------------
Agreement is amended as of November 30, 1997 to delete in its entirety Article III, titled "The CBC Put."

     Section 2. Amendment to the Stock Subscription Agreement. Subject to
                ---------------------------------------------
Section 3 below, the Stock Subscription Agreement is amended as of December 9, 1997 to delete in its entirety Section 6, titled "Repurchase of Shares."

     Section 3. Effectiveness. The provisions of Section 1 and 2 shall be
                -------------
effective concurrent with the closing of the initial public offering of the Company's Common Stock and shall remain in effect from and after the date such closing occurs. Except as expressly set forth above, the terms and conditions of each of the Agreement and the Stock Subscription Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 5. Counterparts. This Amendment may be signed in any number of
                ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                            [Signature page follows]

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                                      -3-

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                           U.S.I. HOLDINGS CORPORATION


                                           By:   /s/ Ernest Newborn
                                               ---------------------------------
                                               Name:  Ernest Newborn
                                               Title: SVP


                                           U.S.I. INSURANCE SERVICES CORP.


                                           By:   /s/ Ernest Newborn
                                               ---------------------------------
                                               Name:  Ernest Newborn
                                               Title: SVP


                                           CBD HOLDINGS LTD.


                                           By:   /s/ Elizabeth H. MacDonald
                                               ---------------------------------
                                               Name:  Elizabeth H. MacDonald
                                               Title: S.V.P.